                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

         I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, ANDREA SUDMANN, and WILLIE C. BOGAN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as the Chief Executive Officer, President and a Director of Bank of America National Association and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 registration statements covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of credit card receivables, loans or other assets, and any amendment and supplemental prospectus to any such registration statement.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.

Dated:  April 16, 1996


                                      /s/ Stephen B. Galasso
                                 ----------------------------------
                                          Stephen B. Galasso

                    [Principal Executive Officer - Securitization Registrations]

                               POWER OF ATTORNEY

         I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, ANDREA SUDMANN, and WILLIE C. BOGAN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as the Chief Executive Officer, President and a Director of Bank of America National Association and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 registration statements covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of credit card receivables, loans or other assets, and any amendment and supplemental prospectus to any such registration statement.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.

Dated:  April 22, 1996

                                          /s/ James G. Jones
                                     ---------------------------
                                              James G. Jones


          [Principal Executive Officer - Securitization Registrations]

                               POWER OF ATTORNEY

         I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, ANDREA SUDMANN, and WILLIE C. BOGAN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as the Chief Executive Officer, President and a Director of Bank of America National Association and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 registration statements covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of credit card receivables, loans or other assets, and any amendment and supplemental prospectus to any such registration statement.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.

Dated:  April 16, 1996

                                         /s/ Richard G. Campbell
                                    -------------------------------------
                                             Richard G. Campbell

                    [Director-Securitization Registrations]

                               POWER OF ATTORNEY

         I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, ANDREA SUDMANN, and WILLIE C. BOGAN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as the Chief Executive Officer, President and a Director of Bank of America National Association and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 registration statements covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of credit card receivables, loans or other assets, and any amendment and supplemental prospectus to any such registration statement.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.

Dated:  April 16, 1996
                                          /s/ Jody L. Ceithaml
                                     ----------------------------------
                                              Jody L. Ceithaml

                    [Director-Securitization Registrations]

                               POWER OF ATTORNEY

         I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, ANDREA SUDMANN, and WILLIE C. BOGAN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as the Chief Executive Officer, President and a Director of Bank of America National Association and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 registration statements covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of credit card receivables, loans or other assets, and any amendment and supplemental prospectus to any such registration statement.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.

Dated:  April 16, 1996
                                           /s/ Josef E. Gray
                                      ------------------------------
                                               Josef E. Gray

                    [Director-Securitization Registrations]

                               POWER OF ATTORNEY

         I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, ANDREA SUDMANN, and WILLIE C. BOGAN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as the Chief Executive Officer, President and a Director of Bank of America National Association and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 registration statements covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of credit card receivables, loans or other assets, and any amendment and supplemental prospectus to any such registration statement.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.

Dated:  April 16, 1996
                                          /s/ David S. Hanna
                                       ----------------------------
                                              David S. Hanna

                    [Director-Securitization Registrations]

                               POWER OF ATTORNEY

         I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, ANDREA SUDMANN, and WILLIE C. BOGAN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as the Chief Executive Officer, President and a Director of Bank of America National Association and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 registration statements covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of credit card receivables, loans or other assets, and any amendment and supplemental prospectus to any such registration statement.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.

Dated:  January 3, 1997
                                           /s/ Jane D. Snyder
                                        --------------------------
                                               Jane D. Snyder

                    [Director-Securitization Registrations]

                               POWER OF ATTORNEY

         I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, ANDREA SUDMANN, and WILLIE C. BOGAN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as the Chief Executive Officer, President and a Director of Bank of America National Association and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 registration statements covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of credit card receivables, loans or other assets, and any amendment and supplemental prospectus to any such registration statement.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.

Dated:  April 16, 1996
                                         /s/ Gilbert W. Jones
                                       -----------------------------
                                             Gilbert W. Jones

                    [Director-Securitization Registrations]

                               POWER OF ATTORNEY

         I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, ANDREA SUDMANN, and WILLIE C. BOGAN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as the Chief Executive Officer, President and a Director of Bank of America National Association and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 registration statements covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of credit card receivables, loans or other assets, and any amendment and supplemental prospectus to any such registration statement.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.

Dated:  April 16, 1996
                                          /s/ Liam E. McGee
                                        -------------------------
                                              Liam E. McGee


                    [Director-Securitization Registrations]